POWER OF ATTORNEY

      We, the undersigned Trustees of the Old Mutual Insurance Series Fund (the "Trust"), whose signatures appear below, hereby revoke our prior Power of Attorney, and make, constitute and appoint David J. Bullock, Andra C. Ozols and Mark E. Black, and each of them acting individually, to be our true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in each undersigned Trustee's capacity as shown below, all post-effective amendments to the Trust's registration statement on Form N-1A and registration statements on Form N-14 that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of common stock of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, and without limitation of the foregoing, the power and authority to sign the name of the Trust on its behalf, and to sign the name of each such Trustee on his or her behalf, and we hereby grant to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as if we might or could do personally in our capacity as aforesaid and we ratify, confirm and approve all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his and her signatures as the same may be signed by said attorney or attorneys.

          Signature                           Title                    Date
-------------------------------              -------              --------------

-------------------------------
John R. Bartholdson                          Trustee              March 28, 2006

-------------------------------
Jettie M. Edwards                            Trustee              March 28, 2006

-------------------------------
Albert A. Miller                             Trustee              March 28, 2006

-------------------------------
Leigh A. Wilson                              Trustee              March 28, 2006